Exhibit 10.39
Execution Version
Fifth Amendment to
Fourth Amended and Restated Credit Agreement
This Fifth Amendment to Fourth Amended and Restated Credit Agreement (herein, this “Agreement”) is entered into as of November 5, 2024, by and among Delek Logistics Partners, LP, a Delaware limited partnership (the “MLP”), Delek Logistics Operating, LLC, a Delaware limited liability company (“Delek Operating”), Delek Marketing GP, LLC, a Delaware limited liability company (“Delek Marketing GP”), Delek Marketing & Supply, LP, a Delaware limited partnership (“Delek Marketing”), Delek Crude Logistics, LLC, a Texas limited liability company (“Delek Crude”), Delek Marketing-Big Sandy, LLC, a Texas limited liability company (“Delek Big Sandy”), Magnolia Pipeline Company, LLC, a Delaware limited liability company (“Magnolia”), El Dorado Pipeline Company, LLC, a Delaware limited liability company (“El Dorado”), SALA Gathering Systems, LLC, a Texas limited liability company (“SALA Gathering”), Paline Pipeline Company, LLC, a Texas limited liability company (“Paline”), DKL Transportation, LLC, a Delaware limited liability company (“DKL Transportation”), DKL Rio, LLC, a Delaware limited liability company (“DKL Rio”), DKL Caddo, LLC, a Delaware limited liability company (“DKL Caddo”), Delek Logistics Finance Corp., a Delaware corporation (“Delek Finance”), DKL Big Spring, LLC, a Delaware limited liability company (“DKL Big Spring”) (the MLP, Delek Operating, Delek Marketing GP, Delek Marketing, Delek Crude, Delek Big Sandy, Magnolia, El Dorado, SALA Gathering, Paline, DKL Transportation, DKL Rio, DKL Caddo, Delek Finance, and DKL Big Spring are each individually referred to herein as a “Borrower” and are collectively referred to herein as the “Borrowers”), the Guarantors party hereto, the Required Lenders party hereto and Fifth Third Bank, National Association, as Administrative Agent (the “Administrative Agent”) and L/C Issuer.
Recitals:
A.    The Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent, Bank of America, N.A., PNC Bank Capital Markets LLC, MUFG Bank, Ltd., Wells Fargo Bank, N.A., Citizens Bank, N.A. and Royal Bank of Canada, as Co-Syndication Agents, and Barclays Bank PLC, U.S. Bank National Association, Regions Bank, and Truist Bank, as Co-Documentation Agents, are party to a Fourth Amended and Restated Credit Agreement dated as of October 13, 2022 (as such agreement may be amended, modified, restated, or supplemented from time to time, the “Credit Agreement”).
B.    The Borrowers have requested, and the Required Lenders have agreed, subject to the terms and conditions set forth below, to amend certain provisions of the Credit Agreement.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms; Effective Date. This Agreement shall constitute a Loan Document, and the Recitals shall be construed as part of this Agreement. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement. Without limiting the foregoing, “Effective Date” means November 5, 2024.
Section 2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be, and hereby is, amended as follows:

(a)The first paragraph of the definition of “EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:
“EBITDA” means, with reference to any period, Net Income for such period plus (w) the sum of all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state, and local income taxes for such period, (c) depreciation of fixed assets and amortization of intangible assets for such period, (d) non-cash equity-based compensation for employees, officers and directors of the MLP and its Affiliates, including equity-based compensation recognized pursuant to SFAS 123 and (e) non-cash extraordinary charges for such period incurred by the MLP or its Subsidiaries to comply with GAAP, plus (x) to the extent not included in the calculation of Net Income, any recurring tariffs and fees associated with minimum volume commitments not included in revenues due to impacts from lease accounting, in each case, as determined in accordance with GAAP, minus (y) the sum of all amounts added in arriving at such Net Income in respect of any non-cash extraordinary credits for such period established by the Borrowers to comply with GAAP, and minus (z) to the extent included in the calculation of Net Income, any recurring interest expense directly related to pipeline lease payments not included in operating expenses due to impacts from lease accounting, in each case, as determined in accordance with GAAP; provided that EBITDA shall be calculated on a pro forma basis, without duplication, and in a manner reasonably acceptable to the Administrative Agent, to give effect to any Permitted Acquisition and any Material Disposition consummated at any time after the Restatement Effective Date and on or after the first day of a test period under Section 6.20 as if such Permitted Acquisition or Material Disposition had occurred on the first day of such test period, with such cash and non-cash adjustments that are approved by the Administrative Agent. As used herein, a “Material Disposition” means a sale, lease, conveyance or other disposition of Property by the MLP or any of its Subsidiaries for which the EBITDA attributable to such Property (as determined in good faith by the Borrowers’ Agent and consented to by the Administrative Agent) for the immediately prior 12-month period prior to such disposition was equal to or greater than $1,000,000. The parties hereto acknowledge and agree that for purposes of calculating EBITDA on a pro forma basis to give effect to the 3 Bear Acquisition, if, after the consummation of the 3 Bear Acquisition, any four fiscal quarter period shall include any of the following periods, EBITDA shall be increased by the following amounts with respect to such periods (without any duplication of EBITDA from the Consolidated Group once such Consolidated Group includes 3 Bear): (i) for the fiscal quarter ended June 30, 2021, $13,832,124, (ii) for the fiscal quarter ended September 30, 2021, $13,832,124, (iii) for the fiscal quarter ended December 31, 2021, $13,832,124, (iv) for the fiscal quarter ended March 31, 2022, $13,832,124, and (v) for each fiscal quarter or portion thereof beginning with the fiscal quarter ending June 30, 2022 through and including the fiscal quarter or portion thereof in which the 3 Bear Acquisition is consummated, EBITDA as derived from 3 Bear’s unaudited income statement for such fiscal quarter then ended or portion thereof, which income statement shall be prepared in reasonable detail in accordance with GAAP and acceptable to the Administrative Agent.
(b)Exhibit E of the Credit Agreement is hereby replaced in its entirety with the Exhibit E attached hereto as Annex I.
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Section 3.Conditions Precedent. This Agreement shall become effective as of the Effective Date upon satisfaction of all of the conditions set forth in this Section 3 to the satisfaction of Administrative Agent:
(a)The Administrative Agent shall have received this Agreement executed and delivered by each of the Borrowers and by the Required Lenders.
(b)No Default or Event of Default shall exist as of the Effective Date.
Section 4.Acknowledgement of Liens. Each Borrower hereby acknowledges, confirms and agrees that the Administrative Agent has a valid, enforceable and perfected lien upon and first-priority security interest in (subject only to Permitted Liens) the Collateral granted to the Administrative Agent pursuant to the Loan Documents, and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations and liabilities which would be secured thereby prior to giving effect to this Agreement.
Section 5.Representations and Warranties of Borrowers. To induce the Required Lenders to enter into this Agreement, each Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers that, as of the Effective Date: (a) immediately after giving effect to this Agreement, no representation or warranty of such Borrower in any Loan Document, including this Agreement, shall be untrue or incorrect (or, in the case of any representation or warranty not qualified as to materiality, untrue and incorrect in any material respect) as of the Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date, in which case they are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date, (b) no Default or Event of Default exists and is continuing, or would result herefrom, and (c) such Borrower has the power and authority to execute, deliver and perform this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.
Section 6.Affirmation of Guarantors. Each Guarantor hereby confirms that, after giving effect to this Agreement, each Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability). The Guarantors acknowledge and agree that (a) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of the Guarantors to any future waiver, consent or amendment to the Credit Agreement, and (b) the Lenders are relying on the assurances provided herein in entering into this Agreement and maintaining credit outstanding to the Borrowers.
Section 7.Miscellaneous.
(a)Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers, and their respective successors and assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers with respect to the transactions contemplated hereby and there shall be no third-party beneficiaries of any of the terms and provisions of this Agreement.
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(b)Entire Agreement. This Agreement, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Except as specifically consented to by the Required Lenders hereby, all of the terms and conditions set forth in the Credit Agreement shall stand and remain unchanged and in full force and effect.
(c)Fees and Expenses. The Borrowers agree to pay promptly following demand all reasonable costs and out-of-pocket expenses (including attorneys’ fees and expenses) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other documents being executed and delivered in connection herewith and the transactions contemplated hereby.
(d)Headings. Section and sub-section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e)Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
(f)Conflict of Terms. Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Agreement shall govern and control.
(g)Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission or by e-mail transmission of a portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.
(h)Governing Law; Waiver of Jury Trial. The provisions contained in Sections 10.14 (Governing Law; Jurisdiction; Etc.) and 10.20 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Agreement rather than the Credit Agreement.
[Signature Pages to Follow]

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In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first set forth above.
“Borrowers”
DELEK LOGISTICS PARTNERS, LP

By:    Delek Logistics GP, LLC,
    its General Partner
By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: EVP & CFO
By: /s/ Billy Buckmaster
Name: Billy Buckmaster
Title: VP, Treasury

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

DELEK MARKETING & SUPPLY, LP
    By: Delek Marketing GP, LLC, its General Partner
DELEK LOGISTICS OPERATING, LLC
DELEK MARKETING GP, LLC
DELEK CRUDE LOGISTICS, LLC
DELEK MARKETING-BIG SANDY, LLC
PALINE PIPELINE COMPANY, LLC
MAGNOLIA PIPELINE COMPANY, LLC
SALA GATHERING SYSTEMS, LLC
EL DORADO PIPELINE COMPANY, LLC
DKL TRANSPORTATION, LLC
DKL CADDO, LLC
DKL RIO, LLC
DKL BIG SPRING, LLC
DELEK LOGISTICS FINANCE CORP.

By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: EVP & CFO
By: /s/ Billy Buckmaster
Name: Billy Buckmaster
Title: VP, Treasury

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

“Guarantors”

DKL PERMIAN GATHERING, LLC
DKL PIPELINE, LLC
DKL DELAWARE GATHERING, LLC
DKL DELAWARE HOLDING – NM, LLC
DKL DELAWARE OPERATING – NM, LLC
DKL DELAWARE MARKETING, LLC
DKL ENERGY – COTTONWOOD, LLC
DKL ENERGY – LYNCH, LLC
DKL FIELD SERVICES, LLC
DKL G&P SOLUTIONS, LLC
DKL HAT MESA II – NM, LLC
DKL NEPTUNE RECYCLING, LLC
DELEK PERMIAN PIPELINE HOLDINGS, LLC
DELEK PERMIAN PIPELINE FINANCE, LLC

By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: EVP & CFO
By: /s/ Billy Buckmaster
Name: Billy Buckmaster
Title: VP, Treasury

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

“Administrative Agent”
Fifth Third Bank, National Association, as Administrative Agent
By: /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title:Managing Director
[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

“L/C Issuer”

Fifth Third Bank, National Association, as L/C Issuer

By: /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Managing Director

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

“Lenders”

Fifth Third Bank, National Association, as a Lender

By: /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Managing Director

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

MUFG Bank, Ltd., as a Lender

By: /s/ Todd Vaubel
Name: Todd Vaubel
Title: Authorized Signatory

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Citizens Bank, N.A., as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Wells Fargo Bank, N.A., as a Lender

By: /s/ Brandon Kast
Name: Brandon Kast
Title: Executive Director

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Bank of America, N.A., as a Lender

By: /s/ Ryan Vetsch
Name: Ryan Vetsch
Title:SVP
[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

PNC Bank, National Association, as a Lender

By: /s/ Danielle Bernicky
Name: Danielle Bernicky
Title: Officer

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Barclays Bank PLC, as a Lender

By: /s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

U.S. Bank National Association, as a Lender

By: /s/ Erik Schultz
Name: Erik Schultz
Title: Assistant Vice President

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Truist Bank, as a Lender

By: /s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Director

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

First Horizon Bank, as a Lender

By: /Jeffrey Flagg
Name: Jeffrey Flagg
Title:Senior Vice President

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Raymond James Bank, N.A., as a Lender

By: /s/ Mark Specht
Name: Mark Specht
Title: Senior Vice President

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By: /s/ Chase Gavin
Name: Chase Gavin
Title: Senior Vice President
[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Trustmark National Bank, as a Lender
By: /s/ Richard M. Marsh
Name: Richard M. Marsh
Title: Senior Vice President

[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Mizuho Bank Ltd., as a Lender
By: /s/ Edward Saks
Name: Edward Saks
Title: Managing Director
[Signature Page to Fifth Amendment to Fourth Amended and Restated Credit Agreement]

Annex I
Exhibit E
Compliance Certificate
Date: __________
To:    Fifth Third Bank, National Association, as Administrative Agent under, and the Lenders and the L/C Issuers from time to time party thereto, the Credit Agreement described below
This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Fourth Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of October 13, 2022, among the Administrative Agent, Fifth Third Bank, National Association, Bank of America, N.A, PNC Bank Capital Markets LLC, MUFG Bank, Ltd., Wells Fargo Bank, N.A., Citizens Bank, N.A. and Royal Bank of Canada, as Co-Syndication Agents, and Barclays Bank PLC, U.S. Bank National Association, Regions Bank and Truist Bank, as Co-Documentation Agents the Lenders and the L/C Issuers from time to time party thereto, the Guarantors from time to time party thereto, Delek Logistics Partners, LP (the “Borrowers’ Agent”) and the other Borrowers party thereto. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.
The Undersigned hereby certifies that:
    1.    I am the duly elected/appointed ____________ of the General Partner and in such capacity, I am providing this Compliance Certificate on behalf of the Borrowers’ Agent.
    2.    I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Consolidated Group during the accounting period covered by the attached financial statements;
    3.    The examinations described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;
    4.    The financial statements required by Section 6.1 of the Credit Agreement are being furnished to you concurrently with this Compliance Certificate fairly represent in all material respects in accordance with GAAP the consolidated financial condition of the MLP as of the dates indicated and the results of its operations and changes in its cash flows for the periods indicated, subject to normal year end audit adjustments and the absence of footnotes; and

    5.    The Schedule I hereto sets forth financial data and computations evidencing the Borrowers’ compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.
Described below are the exceptions, if any, to paragraph 3 above by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, is taking, or proposes to take with respect to each such condition or event:

In the event of a conflict between the attached Schedule I and any certifications relating thereto and the Credit Agreement and related definitions used in calculating such covenants, the Credit Agreement and such related definitions shall govern and control. The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered as of the date first above written.
    Delek Logistics Partners, LP
    By:    Delek Logistics GP, LLC, its general partner
    By:
    Name:
    Title:
    By:
    Name:
    Title:

Schedule I
to Compliance Certificate
Delek Logistics Partners, LP
Compliance Calculations
for Fourth Amended and Restated Credit Agreement dated as of
October 13, 2022
Calculations as of _____________, _______

A. Total Leverage Ratio (Section 6.20(a))
1. Total Funded Debt	$___________
2. Consolidated Cash on Hand (not to exceed $20,000,000)	___________
3. Line A1 minus Line A2 (“Total Net Funded Debt”)	___________
4. Net Income for past 4 quarters	___________
5. Interest Expense for past 4 quarters	___________
6. Income taxes for past 4 quarters	___________
7. Depreciation and amortization expense for past 4 quarters	___________
8. Non cash extraordinary charges/(credits) incurred by the MLP or its Subsidiaries for past 4 quarters to comply with GAAP	___________
9.    To the extent not included in the calculation of Net Income, recurring tariffs and fees associated with minimum volume commitments not included in revenues due to impacts from lease accounting, in each case, as determined in accordance with GAAP
___________
10. Material Project EBITDA Adjustment	___________
11. Non cash Equity Based Compensation	___________
12. 3 Bear EBITDA[1]
13.    To the extent included in the calculation of Net Income, recurring interest expense directly related to pipeline lease payments not included in operating expenses due to impacts from lease accounting, in each case, as determined in accordance with GAAP
___________
14. Sum of Lines A4, A5, A6, A7, A8, A9, A10 and A11	___________
1For any calculations of EBITDA using a fiscal quarter ending 9/30/21, 12/31/21, 3/31/22 or 6/30/22, EBITDA of the 3Bear entities prior to June 1, 2022 is to be determined using the amounts at the end of the definition of “EBITDA” and the EBITDA of the 3Bear entities prior to June 1, 2022 should not be included in the calculations for A4-10.
Annex I

15. Line 14 minus Line 13 (“EBITDA”)	___________
16. Ratio of Line A3 to Line A15	____:1.0
17. Line A16 ratio must not exceed	____:1.0
18. The Borrowers are in compliance (circle yes or no)	yes/no

B. Senior Leverage Ratio (Section 6.20(b))
1. Total Net Funded Debt (from Line A3)	$___________
2. Subordinated Debt	$___________
3. Unsecured Indebtedness (other than Subordinated Debt)	$___________
4. Line B1 minus Lines B2 and B3	$___________
6. EBITDA (from Line A15)	$___________
7. Ratio of Line B4 to Line B6	____:1.0
8. Line B7 ratio must not exceed	____:1.0
9. The Borrowers are in compliance (circle yes or no)	yes/no

C. Interest Coverage Ratio (Section 6.20(c))
1. EBITDA (from Line A15)	$___________
2. Cash Interest Expense for past 4 quarters	$___________
3. Ratio of Line C1 to Line C2	____:1.0
4. Line C3 ratio must not be less than	2.0:1.0
5. The Borrowers are in compliance (circle yes or no)	yes/no